Forward-Looking Information

Statements contained in this presentation which are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. Such forward-looking statements may be identified by the use of such words as “ project”, “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend”, and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, expected or anticipated revenue, results of operations, branching, efficiency, and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions; changes in interest rates; deposit flows; the level of defaults, losses and prepayments on loans held by the Company in portfolio or sold in the secondary markets; loan demand; loan collection processes; real estate values; competition; changes in accounting principles, policies, practices or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company’s operations, pricing, products and services. The forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. This communication is not an offer to sell or a solicitation to buy any securities. The following is a copy of a slide presentation that was prepared for use by representatives of Roslyn Bancorp, Inc. in connection with an oral presentation. These materials were prepared and presented solely for informational purposes and to serve as an aid to the oral presentation. These materials are not meant to be relied upon for any other purpose. For information regarding Roslyn Bankcorp, Inc.’s financial condition and other information, please refer to the reports, proxy statements and other information Roslyn Bancorp, Inc. has filed with the Securities and Exchange Commission. You may access our recent SEC filings by going to our topic heading “SEC Filings”.

ROSLYN BANCORP, INC.

Capitalizing on Our Strengths

Cornerstones to Success

Retail Banking

[GRAPHIC]	Niche Asset Business

Top Financial Performer

Conservative Interest Rate Risk Profile

Retail Banking

[GRAPHIC] What Makes Roslyn Different?

•	Larger Branches Equals Greater Efficiency

•	More than Three Decades of Service & Convenience

•	High Net Worth Demographic Area

•	Unparalleled De Novo Strategy

Superior Retail Strategy

Positioned to Grow		Unique Customer Service Philosophy
Premier Retail Franchise
Loyalty and Premier Retail Reputation		De Novo Strategy

Superior Demographics/High Net Worth Marketplace

SUFFOLK
(7)
BRONX
(1)
NASSAU
(19)
QUEENS
(7)
BROOKLYN
(3)

DEMOGRAPHICS

POPULATION
(in millions)
1.33
Suffolk 1.42
1.33
Queens 2.23
Brooklyn 2.47
HOUSEHOLDS
(in millions)
0.463
Suffolk 0.469
0.447
Queens 0.783
Brooklyn 0.881
TOTAL DEPOSITS
(in billions)
$9.1
Suffolk $24.7
$38.6
Queens $31.8
Brooklyn $27.2

ROSLYN 5

Superior Demographics/High Net Worth Marketplace

•	Expanding our retail locations by 10-15 branches in 2003-2004
•	Significant growth potential for Roslyn
•	Highly dense market
•	Marketplace is under-served

[MAP]

DEMOGRAPHICS

Population:	8.78 million

Households:	3.04 million

Total Deposits:	$131.4 billion

POPULATION (in millions)		HOUSEHOLDS (in millions)		TOTAL DEPOSITS (in billions)
BRONX	1.33	BRONX	0.463	BRONX	$ 9.1
SUFFOLK	1.42	SUFFOLK	0.469	SUFFOLK	$24.7
NASSAU	1.33	NASSAU	0.447	NASSAU	$38.6
QUEENS	2.23	QUEENS	0.783	QUEENS	$31.8
BROOKLYN	2.47	BROOKLYN	0.881	BROOKLYN	$27.2

Unmatched Retail Service Edge

Service + Convenience = Superior Reputation

•	Retail Operating Philosophy
•	60 + hours including full service weekends for the past 37 years
•	Full menu of products and services
•	Over 100 licensed retail personnel in addition to fully commissioned sales force
•	Fully staffed branches – 5 minute wait tolerance

•	Capital Investment In Retail Locations
•	State of the art ATMs
•	Uniquely installed walk-up facilities and multiple drive-up bays
•	Branches display a “welcoming” family-style atmosphere
•	Online real time processing
•	Full internet banking capability

Loyalty and Premier Retail Reputation

•	Significantly large portion of our customer base currently has wealth services needs

•	Money center banks are de-emphasizing the every day consumer and small business relationships

•	The “local bank advantage” in our marketplace

•	Tradition of relationship management and personal service

•	The charitable efforts of the Roslyn Savings Foundation within the local communities

De Novo Branching Leader

Continued franchise growth while being an industry leader in efficiency

•	The last 10 de novo branches opened from November 2001 –December 2002 have accumulated total deposits of $372.4 million and have a core deposit percentage of 51%

•	The last 15 de novo branches have accumulated total deposits of $903.6 million and have a core deposit percentage of 44%

•	On average, Roslyn’s de novo branches reach profitability in just under 7 months

•	Targeting 10-15 additional locations during 2003 & 2004

Branch Profitability and Efficiency Through Size

5.25%
4.75%
4.25%
3.75%
3.25%
2.75%
2.25%
1.75%
1.25%
Net Contribution Margin
Return on Deposits (After-Tax)
(aka Branch ROA)
$25
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
Deposits (in millions)

ROSLYN 9

Branch Profitability and Efficiency Through Size

•	Roslyn’s 22 Mature Branches Average $237 Million in Deposits as of 3-31-03

[GRAPHIC]

Net Contribution Margin and Return on Deposits Reflects Internal Returns for 2002.

Gathering Greater Market Share

29%
27%
14%
7%
Roslyn
Peers
Annualized total deposit growth quarter ending March 31, 2003
Annualized core deposit growth quarter ending March 31, 2003

ROSLYN 10

Gathering Greater Market Share

•	De novos experienced 94% annualized growth

•	Mature locations experienced 19% annualized growth

[GRAPHIC]	[GRAPHIC]
Annualized total deposit growth quarter ending March 31, 2003	Annualized core deposit growth quarter ending March 31, 2003

*	Peer group: Astoria Financial, Dime Community, GreenPoint, New York Community, Independence and North Fork

#1 in Branch Size in the Markets We Serve #1

Nassau

(Dollars in millions)	Deposits	Market Share	# of Br.	Avg. Deposits Per Br.
1. Chase Manhattan	$6,319	16.5%	58	$109
2. Citigroup	5,094	13.3	32	159
3. Astoria financial	3,858	10.1	21	184
4. GreenPoint Financial	3,825	10.0	29	132
5. North Fork	3,365	8.8	50	67
6. HSBC Bank USA	2,865	7.5	12	239
7. Washington Mutual/Dime	2,393	6.3	23	104
8. Fleet Financial	2,123	5.5	33	64
9. Roslyn Bancorp *	1,686	4.4	22	77
10. Bank of New York	1,649	4.3	45	37

Nassau, Suffolk, Brooklyn and Queens

(Dollars in millions)	Deposits	Market Share	# of Br.	Avg. Deposits Per Br.
1. Chase Manhattan	$19,487	16.0%	149	$131
2. Citigroup	15,676	12.9	142	110
3. Astoria financial	10,878	8.9	83	131
4. GreenPoint Financial	9,372	7.7	61	154
5. North Fork	8,932	7.3	132	68
6. HSBC Bank USA	8,642	7.1	93	93
7. Washington Mutual/Dime	7,914	6.5	73	108
8. Fleet Financial	6,283	5.2	109	58
9. Roslyn Bancorp *	4,711	3.9	22	214
10. Bank of New York	3,753	3.1	108	35

Source: Federal Deposit Insurance Corporation, June 30, 2002 data

*	Roslyn Bancorp data excludes de novo branches

#1 Deposit Accumulator in the Locations We Serve

Roslyn Branches*
Financial Institutions in the Market Area on Average
29%
2%
26%
4%
23%
6%
18%
8%
Nassau
Suffolk
Queens
Brooklyn

Roslyn Overall Market Share:	8%	3%	3%	2%

ROSLYN 12

#1 Deposit Accumulator in the Locations We Serve

Roslyn Branches*

Financial Institutions in the Market Area on Average

Nassau Suffolk

Queens Brooklyn

Roslyn Overall Market Share: 8% 3% 3% 2%

Source: Federal Deposit Insurance Corporation, June 30, 2002 data

*	Data represents towns in which Roslyn has a branch location

Substantially Increasing Core Deposit Base

(In millions)
Merger with TR Financial Corp 3-31-99
$2,839
$1,102
$153
$132
Core Percent 33%
At 12-31-01
$2,757
$1,292
$182
$256
Core Percent 39%
At 03-31-03
$3,360
$2,206
$233
$319
Core Percent 45%
Savings/Money Mkt.
CDs
In.-bearing Checking
Demand Deposit

13

Substantially Increasing Core Deposit Base

•	Total deposits at March 31, 2003 up $1.63 billion, or 36.4%, from December 31, 2001
•	Core deposit growth of $1.03 billion, or 59.4%, for the same period

[BAR CHART]	[BAR CHART]	[BAR CHART]

An Accelerating Revenue Story

Total Fees
And
Service Charges
(In thousands)
$5,356
$7,101
$12,089
$16,891
$20,700
CAGR
40%
1999
2000
2001
2002
Company
2003
Projection
Anticipated 2003
Growth ≅ 23%

14

An Accelerating Revenue Story

•	Fees and Service charge income up 15.4% in current year quarter from prior year quarter
•	Overdraft fee income up 31% for 2003 as compared to prior year
•	ATM/Debit Card fees up 55% for 2003 as compared to prior year

[GRAPH]

Niche Asset Business

•	Residential Subdivision
•	Multi-Family Rehabilitation
•	Multi-Family Permanent

Construction/Multi-family Lending

•	Major provider of multi-family rehab funding

•	Leading provider of single family subdivision funding on Long Island

•	Adjustable-rate product/stable group of choice developers

•	Current spreads in excess of 300 bps for construction/rehab projects (approx. 18 months in duration) greater than 200 bps for multi-family permanent financing

•	Quarter ended March 31, 2003 total construction and multi-family permanent loan originations up 263.9% from prior year quarter

•	Current pipeline, including unfunded commitments, in excess of $1.78 billion

•	Target 2003 loan originations of $1.7 billion to $2.0 billion – approximately 85% multi-family

Loan Portfolio Transformation/Strong LTV Coverages

One-to-Four-Family
(LTV: 43.6)
$2,964.8
$3,046.2
$2,290.1
$1,300.6
$1,066.3
1999
2000
2001
2002
3/31/2003
(In millions)
Commercial Real Estate
$686.4
$764.1
$1,116.1
$1,552.6
$1,905.6
$196.9
$241.0
$486.4
$853.9
$1,189.1
CAGR 29%
1999
2000
2001
2002
3/31/2003
Multi-Family and Construction
(LTV: 60.7)

ROSLYN 17

Loan Portfolio Transformation/Strong LTV Coverages

•	Total multi-family permanent portfolio up 200% from March 31, 2002

[GRAPH]

Record Origination Levels
(excluding residential & consumer)

$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
(In millions)
$133.7
$76.5
$151.0
$76.5
$206.3
$116.0
$240.1
$139.5
$462.6
$371.8
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Total loan originations, excluding residential & consumer
Total multi-family permanent and construction loan originations

ROSLYN 18

Record Origination Levels

(excluding residential & consumer)

•	Originations increased 246.0% from 3/31/02 quarter
•	Multi-family permanent and construction/rehab originations increased 386.0% from 3/31/02 quarter

[GRAPH]

Commercial and Construction Loan Originations

CAGR 95%
(2000-2003 pro-forma)
$250.7
$290.2
$356.6
$268.2
$527.4
$731.1
$1,850.3
$2,000.0
1997
1998
1999
2000
2001
2002
1st Qtr. 2003 Annualized
2003 Pro-forma
(In millions)

ROSLYN 19

Commercial and Construction Loan Originations

•	Target 2003 loan originations of $1.7 billion to $2.0 billion – approximately 85% multi-family
•	Expanding our Niche Asset Business

[GRAPH]

Emphasis on Multi-Family Lending

Pipeline Composition
(At March 31, 2003)
$201.2
$165.4
$102.4
$460.0
$848.5
Multi-family permanent
Multi-family - construction/rehab
Construction - commercial/other
Commercial real estate
Construction-subdivision

(In millions)

ROSLYN 20

Emphasis on Multi-Family Lending

•	• Total commercial loan pipeline at March 31, 2003 of $1.78 billion
•	• 74% of the March 31, 2003 pipeline concentrated in multi-family products

[BARCHART]

Long Island’s Top Residential Builders

Relationships, Reputation & Expertise

•	Substantial presence in

•	Nassau/Suffolk since the 1960’s

•	Focus on established market with quality builders

•	Observe conservative credit standards

•	Current spreads in excess of 300 bps for construction/rehab projects (approx. 18 months in duration)

* Former EAB Relationship

Source: Long Island Business News – 2001 Book of Lists

Builder	Roslyn Primary Relationship

1 Beechwood Homes	☑

2 Klar Organization	*

3 Holiday Organization	☑

4 Park Ridge Estates	☑

5 Klein & Eversoll	☑

6 Emmy Building	☑

7 The LI Housing Partnership	☑

8 Springbriar Homes

9 Country View Properties	☑

10 Windwood Oaks	☑

Pristine Charge-off History

Historical NCOs/Average Loans
(In basis points)
1
1
0
2
2
1
29
1
40
1997
1998
1999
2000
2001
2002
Peer Group Average 2002
1st Qtr. 2003
Peer Group Average 1st Qtr. 2003

Peer Group Consists of National Top Ten

ROSLYN 22

Pristine Charge-off History

•	Roslyn has not experienced a charge-off in subdivision lending since 1995
•	Over the past 6 years, Roslyn has a charge-off history of 1 basis point

GRAPH

Peer Group Consists of National Top Ten

Top Financial Performer

•	Performing With the Best in Our Industry & Local Peer Group

Efficiency Ratio

- ***Roslyn continues to be an industry leader in efficiency, <u>while continuing an active de novo branching strategy</u>***

NY Thrifts* (YTD 2002)
55.19%
Nat'l Top 10 (1st Qtr. 2003)
42.92%
Roslyn (1st Qtr. 2003)
27.38%

*SNL Financial, THRIFTINVESTOR February 2003

ROSLYN 24

Efficiency Ratio

•	Roslyn continues to be an industry leader in efficiency, while continuing an active de novo branching strategy

[GRAPH]

*	SNL Finanical, THRISTINVESTOR February 2003

Efficiency at Every Level of the Organization

Total Assets to FTEs
(In thousands)
Roslyn
$13,830
Regional Peers
$4,496

At 12-31-02

Net Income per FTEs
(In thousands)
RSLN
$170.5
AF
$132.4
NYB
$168.4
ICBC
$85.7
SIB
$47.3
GPT
$109.0

YTD 12-31-02

ROSLYN 25

Efficiency at Every Level of the Organization

A Roslyn FTE manages substantially more asset dollars and generates higher income levels than its local peers

[GRAPH]

Sources: BancIntelligence.com, Inc., SNL Securities, Inc. and FDIC

Note: Information presented for Bank only.

An Industry Leader in ROE

NY Thrifts * (YTD 2002)
10.85%
Nat'l Top 10 (1st Qtr. 2003)
17.23%
Roslyn (1st Qtr. 2003)
26.53%

**SNL Financial, THRIFTINVESTOR February 2003*

ROSLYN 26

An Industry Leader in ROE

[GRAPH]

*SNL Financial, THRIFTINVESTOR February 2003

Conservative Interest Rate Risk Profile

•	Short & Simple Strategy!!!

Short Asset Lives/Highly Adjustable Portfolio

6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
RSLN's Margin
Fed Funds
Q4 1999
Q1 2000
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003

28

Consistent Margin Performance

Short Asset Lives + Adjustable Products = Stable Margin

[GRAPH]

Margin Enhancement Initiatives

Asset Initiatives:

•	De-emphasize residential 1-4 family portfolio
•	1-4 family portfolio now represents 33% of total loans, down from June 2000 high point of 77%
•	Current residential originations through a strategic alliance

•	Intensify focus on higher margin core lending operations
•	Construction/multi-family rehab and permanent financing
•	Adjustable-rate product/stable group of choice developers
•	Current spreads in excess of 300 bps for construction/rehab projects (approx. 18 months duration) and greater than 200 bps for multi-family permanent financing

Margin Enhancement Initiatives

Liabilities:

•	Core deposit initiatives – Low cost, long duration liabilities
•	High performance checking campaigns

•	De novo branching program

•	Repositioning of CD portfolio
•	$ 187.0 million issued in April 2003 at a w/avg. rate of 1.37%

•	$ 1.04 billion issued year-to-date at a w/avg. rate of 1.84%

•	$ 1.89 billion of CDs maturing over the next 12 months at a w/avg. rate of 2.38%

Interest Rate Sensitivity Analysis

<u>GAP Position at 3/31/03</u>

Up to 1 Year	**45.0%**
1-3 Years	**38.8%**
4-5 Years	**34.5%**
Over 5 Years	**5.9%**

Rise in Interest Rates of 200 bps

% Change in Net Interest Income
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Year One
1.00%
Year Two
6.94%

GAP Position represents cumulative percent of total assets

31

Interest Rate Sensitivity Analysis

•	Roslyn has positioned itself for a rising rate environment
•	Interest-rate sensitivity model indicates a 200 bp rise in interest rates in a 12 month period will increase NII by approximately 1% within one year, and by approximately 7% within two years

GAP Position at 3/31/03		Rise in Interest Rates of 200 bps
Up to 1 Year Up	45.0%
1-3 Years	38.8%	[GRAPH]
4-5 Years	34.5%
OverA 5 Years	5.9%

GAP Position represents cumulative percent of total assets

Capital Management - Sharing Our Returns

2003*
12%
2002
7.3%
2001
6.2%
2000
14.0%
1999
6.6%
1998
5.1%
1997
N/A

Repurchase Percentage

2003
3.3%
2002
3.1%
2001
2.7%
2000
2.3%
1999
3.0%
1998
2.0%
1997
1.2%

Dividend Yield

2003
30.0%
2002
29.1%
2001
35.9%
2000
38.7%
1999
36.1%
1998
32.5%
1997
18.8%

Payout Ratio

*First Quarter 2003 Annualized

ROSLYN 32

Capital Management – Sharing Our Returns

•	Twenty-Three Consecutive Quarterly Dividend Increases
•	Year-Over-Year Cash Dividend Increase of 20.0%
•	Repurchased 6.4 million shares, or 7.3% of outstanding shares, in 2002
•	Repurchased 2.5 million shares during first quarter 2003
•	Recently announced 10th repurchase program for up to 7.6 million shares

[GRAPH]	[GRAPH]	[GRAPH]
Repurchase Percentage	Dividend Yield	Payout Ratio

Quarter 2003 Annualized

Earnings Momentum Continues

CAGR EPS of 20% Since IPO
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.64
$0.77
$0.95
$1.05
$1.28
$1.80
$1.94
1997
1998
1999
2000
2001
2002
First Call Estimates 2003

ROSLYN 33

Earnings Momentum Continues

CAGR EPS of 20% Since IPO

[GRAPH]

Adjusted for non-core items relating to securities gains/losses, pre-payment penalties, restructuring charges, foundation establishment charges and other onetime events.

Summarizing our Strengths

•	Retail Banking
•	Powerful retail banking and de novo branching strategy – #1 retail accumulator in our market place

•	Niche Asset Business
•	Leadership in rehab funding for multi-family apartment projects
•	Leadership in single-family subdivision fundings – #1 Nassau/Suffolk

•	Top Financial Performer
•	Efficiency leader while expanding the Company’s retail footprint
•	Performing with the best in our industry and local peer group

•	Conservative Interest Rate Risk Profile
•	Short asset lives/highly adjustable portfolio

34